WAIVER AND TENTH Amendment
to
SECOND AMENDED AND RESTATED
Loan and security agreement

This Waiver and Tenth Amendment to Second Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 10th day of May, 2017 (the “Ninth Amendment Effective Date”), by and between (i) SILICON VALLEY BANK a California corporation (“Bank”), and (ii) SONIC FOUNDRY, INC., a Maryland corporation (“Sonic Foundry”), and SONIC FOUNDRY MEDIA SYSTEMS, INC., a Maryland corporation (“Sonic Systems” and together with Sonic Foundry, jointly and severally, individually and collectively, the “Borrower”).
Recitals
A.    Bank and Borrower have entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of June 27, 2011, as amended by that certain First Amendment, dated as of May 31, 2013, as further amended by that certain Second Amendment, dated as of January 10, 2014, as further amended by that certain Third Amendment, dated as of March 24, 2014, as further amended by that certain Fourth Amendment, dated as of January 27, 2015, as further amended by that certain Fifth Amendment, dated as of May 13, 2015, as further amended by that certain Sixth Amendment, dated as of October 5, 2015, as further amended by that certain Seventh Amendment, dated as of February 8, 2016, as further amended by that certain Eighth Amendment, dated as of December 9, 2016 and as further amended by that certain Ninth Amendment, dated as of March 16, 2017 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to (i) modify interest rate applicable to the Revolving Line; (ii) modify the Minimum EBITDA financial covenant, and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1    Section 2.3(a)(i) (Payment of Interest on the Credit Extensions). Section 2.3(a)(i) is amended in its entirety and replaced with the following:
“    (i)    Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus two percent (2.00%), which interest shall be payable monthly, in arrears, in accordance with Section 2.3(f) below.”

2.2    Section 6.9(b) (Financial Covenants). Section 6.9(b) is deleted in its entirety and replaced with the following:
“    (b)    Minimum EBITDA. Commencing with the period ending June 30, 2017, measured as of the last day of each fiscal quarter, on a trailing six (6) month basis ending as of the date of measurement, achieve (i) EBITDA (negative EBITDA) plus (ii) the net change in Deferred Revenue during such measurement period, of at least (x) for the period ending June 30, 2017, no worse than negative Five Hundred Thousand Dollars (-$500,000); and (y) for the period ending September 30, 2017, and each quarterly period ending thereafter, Zero Dollars ($0.00).”

2.3    Section 6.9(d) (Financial Covenants). The following new Section 6.9(d) is hereby inserted immediately following Section 6.9(c) thereof:
“    (d)    Equity Event 2017. (i) On or before September 30, 2017, Borrower shall have received net proceeds of not less than Seven Hundred Fifty Thousand Dollars ($750,000) from the issuance and sale of additional equity (which can be in the form of convertible indebtedness) or Subordinated Debt (subject to a Subordination Agreement in form and substance acceptable to Bank, in Bank’s reasonable discretion) of Borrower, to be issued to investors of similar character and quality as the investors in Borrower as of the Effective Date.

2.4    Section 13 (Definitions). The following new defined term is hereby inserted alphabetically in Section 13.1:

“Tenth Amendment Effective Date” is May 10, 2017.”

2.5    Exhibit C (Compliance Certificate). The Compliance Certificate appearing as Exhibit C to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

3.Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Waiver. Bank hereby waives Borrower’s existing default under the Loan Agreement by virtue of Borrower’s failure to comply with the minimum EBITDA financial covenant contained in Section 6.9(b) thereof for the compliance period ended March 31, 2017. Bank’s waiver of Borrower’s compliance of said financial covenant shall apply only to such date of non-compliance which occurred prior to the date hereof. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

5.Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3    The organizational documents of Borrower previously delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect, or updated copies have otherwise been delivered to Bank in connection with the execution of this Amendment;

5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.Ratification of Intellectual Property Security Agreement. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Amended and Restated Intellectual Property Security Agreement dated as of May 13, 2015 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in said Intellectual Property Security Agreement, and (b) shall remain in full force and effect.

7.Ratification of Perfection Certificate. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on or about the Eighth Amendment Effective Date, and acknowledges, confirms and agrees the disclosures and information Borrower provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

8.No Defenses of Borrower. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

10.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

11.Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) updated Secretary’s Corporate Borrowing Certificates for each Borrower (if necessary, and with updated attachments, as necessary), (c) certificates of good standing/foreign qualifications, as required by Bank, from the applicable jurisdictions; (d) an acknowledgment and reaffirmation of the existing Subordination Agreement from Partners for Growth II, L.P., (e) payment by Borrower of a non-refundable amendment fee equal to Ten Thousand Dollars ($10,000), which amendment fee shall be fully-earned as of the date hereof, and (g) payment of Bank’s legal fees and expenses incurred in connection with the existing Loan Documents and this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By: /s/ Brian Powers
Name: Brian Powers
Title: Vice President

BORROWER

SONIC FOUNDRY, INC.

By: /s/ Ken Minor
Name: Ken Minor
Title: CFO

SONIC FOUNDRY MEDIA SYSTEMS, INC.

By: /s/ Ken Minor
Name: Ken Minor
Title: CFO

Schedule 1 to Tenth Amendment
EXHIBIT C

COMPLIANCE CERTIFICATE

TO:        SILICON VALLEY BANK                    Date:
FROM:     SONIC FOUNDRY, INC.
SONIC FOUNDRY MEDIA SYSTEMS, INC.

The undersigned authorized officer of SONIC FOUNDRY, INC. and SONIC FOUNDRY MEDIA SYSTEMS, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No
Annual financial statement (CPA Audited) + CC	FYE within 120 days	Yes No
10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
A/R & A/P Agings	Monthly within 15 days	Yes No
Borrowing Base Reports	(i) no later than Friday of each week when a Streamline Period is not in effect and (ii) within fifteen (15) days after the end of each month when a Streamline Period is in effect	Yes No
Projections	Within fifteen (15) following approval by the Borrower’s board of directors, and in any event within fifteen (15) days after the end of each fiscal year of Borrower, and as amended and/or updated	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________

Financial Covenant	Required	Actual	Complies

Maintain as indicated:
Minimum Liquidity (monthly)	[1.60] [1.75]:1.00	:1.00	Yes No
Minimum EBITDA (quarterly)	[($500k)] [$0.00]	$	Yes No
Maximum Subsidiary Indebtedness (at all times)	<$1,000,000	$______	Yes No
Equity Event 2017	$750,000 no later than September 30, 2017	$	Yes No

Streamline Threshold	Required	Actual	Streamline
Period
(at all times)			In Effect?
(a) Borrower’s unrestricted cash at Bank plus (b) the unused Availability Amount divided by (b) the outstanding principal balance of the Term Loan 2015	1.75:1.00	_____:1.00	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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SONIC FOUNDRY, INC. SONIC FOUNDRY MEDIA SYSTEMS, INC. By: Name: Title:
BANK USE ONLY

Received by: _____________________
authorized signer
Date: _________________________

Verified: ________________________
authorized signer
Date: _________________________

Compliance Status:Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:    ____________________
I.    Liquidity (Section 6.9(a))
Required:    Liquidity, at all times, tested with respect to Borrower only on a monthly basis, of at least (i) 1.60:1.00 for the first and second month of each quarterly fiscal period; and (ii) 1.75:1.00 for the third month of each quarterly fiscal period.
Actual:

A.	Aggregate value of Borrower’s unrestricted cash at Bank	$
B.	Aggregate value of the net billed accounts receivable of Borrower	$
C.	Quick Assets (the sum of lines A plus B)	$
D.	Aggregate value of Obligations to Bank	$
J.	LIQUIDITY (line C divided by line D), expressed as a ratio	:1.00

Is line J equal to or greater than [1.60] [1.75] :1.00?

  No, not in compliance                      Yes, in compliance

II.    Minimum EBITDA (Section 6.9(b))

Required:    Commencing with the period ending June 30, 2017, measured as of the last day of each fiscal quarter, on a trailing six (6) month basis ending as of the date of measurement, achieve (i) EBITDA (negative EBITDA) plus (ii) the net change in Deferred Revenue during such measurement period, of at least (x) for the period ending June 30, 2017, no worse than negative Five Hundred Thousand Dollars (-$500,000); and (y) for the period ending September 30, 2017, and each quarterly period ending thereafter, Zero Dollars ($0.00).
Actual: All amounts measured on a trailing six (6) month basis

A.	EBITDA	$
B.	The net change in Deferred Revenue	$
Is line A plus line B equal to or greater than (loss no worse than) [($500,000)] [$0.00]?

  No, not in compliance.                       Yes, in compliance.